Exhibit 99.1

VENHUB GLOBAL, INC., A PROVIDER OF FULLY AUTONOMOUS AND ROBOTIC

RETAIL SOLUTIONS, TO LIST ON NASDAQ

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VenHub Global, Inc. is an emerging AI and robotics technology company that has developed a 24/7 fully-autonomous retail Smart Store, headquartered in Pasadena, CA, and has amassed a robust pre-order backlog of 1,000+ stores with potential revenue of more than $300 million[1]

•	VenHub’s innovative solution offers low building and operating costs and advanced security features, empowering store owners to deliver a seamless customer experience

•	VenHub’s proprietary robotic arms technology and cutting-edge vision system ensures precise product delivery, while its AI-driven platform is expected to optimize store operations

•	VenHub intends to build strategic partnerships, diversify product offerings, and advance its technology for future growth

•	The proposed business combination with Target Global Acquisition I Corp. values VenHub at a pro forma enterprise value of $715 million[1] and is targeted to close in Q2 2025

PASADENA, CA – Dec. 2, 2024 – VenHub, a disruptive AI and robotics company (“VenHub” or the “Company”), and Target Global Acquisition I Corp. (NASDAQ: TGAA) (“TGAA”), a NASDAQ-listed special purpose acquisition company, today announced they have entered into a definitive business combination agreement, dated as of December 2, 2024 (the “Business Combination Agreement”). The proposed business combination (the “Proposed Business Combination”) is expected to be completed (the “Closing”) in the second quarter of 2025, subject to customary closing conditions, including regulatory and shareholder approvals. The combined company will operate as VenHub Global Holdings, Inc. following the Closing and is expected to list on Nasdaq under the ticker symbol “VHUB”.

As one of the leading providers of a 24/7 autonomous smart store, VenHub has introduced and developed a solution with the potential to transform how consumers interact with technology in retail environments. Powered by proprietary software and unique robotics arms technology, VenHub’s product offering can provide a seamless customer experience. Manufactured by a leader in the global robotics industry, the innovative robotic arms technology can differentiate VenHub from traditional retail solutions and well-positions the Company in the automated retail space. Additionally, VenHub’s cutting edge vision system adds precision and reliability to its product offering, and the efficiency and security of the Smart Stores are enabled by VenHub’s intellectual property portfolio.

Founded in 2023, VenHub is addressing challenges facing traditional retail stores, including inefficient inventory management, limited hours, high labor costs, and security concerns. The Smart Stores are designed to utilize data-driven inventory management, a self-service delivery system, and advanced security protection, all of which reduce labor costs and collectively enhance sales and growth potential. Through these potential competitive advantages, VenHub has secured over 1,000 customer pre-orders across 48 states, with potential revenue of more than $300 million1 in pre-order value. This pre-order book demonstrates market confidence in VenHub’s smart store technology.

VenHub’s growth strategy focuses on geographic and store format expansion to meet the growing demand for autonomous retail solutions, as well as product diversification to enhance VenHub’s market presence and operational efficiency. The Company’s CapEx-light business model has the potential to create value for stakeholders, and its diversified business model with potential for recurring revenue can allow VenHub to achieve its expansion plan.

[1]	Based on management estimates. As of September 30, 2024.

Key Investment Highlights

•	Disruptive AI & Robotics Technology – innovative product with potential to revolutionize consumer behavior.

•	Sizeable Total Addressable Market – over $2 trillion[2] end-market across convenience stores, traditional retail, and gas stations, which is global in nature.

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Large Pre-order Book with Deliveries Beginning this Year – over $300M3 in potential revenue from customer pre-orders with production beginning in Q4 2024 and targeted delivery of the first Smart Stores in Q1 2025.

•	Attractive Financial Profile – unit level economics driven by immediate positive gross profit and EBITDA margins.

•	Leadership Expertise – accomplished management team with strong automation, logistics, supply chain, robotics, and retail experience.

Management Commentary

Shahan Ohanessian, Chief Executive Officer of VenHub, commented: “This is day one for VenHub on a larger stage,” Shahan Ohanessian, CEO of VenHub, remarked. “We’re at the starting line of what I believe will be a remarkable journey, turning our vision into reality and expanding our reach on a global scale. We’re not just joining the market; we’re aiming to pioneer a new frontier in smart retail that enhances how businesses and consumers connect.”

Mike Minnick, Chief Executive Officer of TGAA, added: “We are excited to partner with Shahan and the VenHub team. VenHub’s efficient, capital-light business model, combined with strong near-term projected positive cash flow generation, positions the Company for sustainable growth. This approach enables strategic expansion into multiple geographic markets while leveraging internally generated cash flow and maintaining disciplined resource allocation.”

Proposed Business Combination Overview

The Proposed Business Combination implies a pro forma enterprise value of $715 million, which assumes an estimated equity value of $650 million, $26 million in new cash to the balance sheet (assuming 100% redemptions by TGAA public shareholders), and $0.6 million in existing cash. The Proposed Business Combination is expected to provide net cash to VenHub of up to $14 million to support VenHub’s continued geographic expansion and product diversification.

Cash proceeds raised will consist of TGAA’s approximately $20.4 million cash in trust, net of redemptions. The cash in the TGAA trust account is anticipated to support the Company’s growth capital needs, including VenHub’s production, marketing and sales efforts.

[2]

Grand View Research, “GVR Report cover Convenience Stores Market Size, Share & Trends Analysis Report By Type (Cigarettes & Tobacco, Foodservice, Packaged Beverages, Center Store, Low Alcoholic Beverages), By Region, And Segment Forecasts, 2022 – 2028”, May 2022

[3]	Based on management estimates. As of September 30, 2024.

It is intended that 100% of existing VenHub stockholders will roll over their equity and, assuming no redemptions and full rollover, own approximately 89% of the pro forma equity of the combined company in connection with the transaction. The Proposed Business Combination has been approved by the boards of directors of both VenHub and TGAA and is expected to close in the second quarter of 2025, subject to shareholder approvals and other customary closing conditions. For a summary of the material terms of the Proposed Business Combination, as well as a supplemental investor presentation, please see the Current Report on Form 8-K filed today by TGAA with the U.S. Securities and Exchange Commission (the “SEC”). Additional information about the Proposed Business Combination will be described in TGAA’s proxy statement relating to the Proposed Business Combination, which it will file with the SEC.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, is serving as the exclusive financial advisor, capital markets advisor and placement agent to VenHub. Smith Eilers PLLC is serving as legal counsel to VenHub. Orrick, Herrington & Sutcliffe LLP is serving as legal counsel to TGAA. Travers Thorp Alberga is serving as legal counsel to TGAA with respect to Cayman Islands law.

About VenHub

VenHub Global, Inc., f/k/a Autonomous Solutions, Inc., a Delaware corporation, is reshaping the retail industry with its groundbreaking autonomous and robotic-operated Smart Stores. Leveraging advanced AI and smart inventory management systems, VenHub offers a seamless shopping experience that operates 24/7. This approach not only increases revenue but also significantly reduces operational costs compared to traditional retail setups. VenHub’s modular design allows for quick installation and easy customization to meet a wide range of consumer needs. The company operates across three main retail formats: fixed Smart Stores for permanent locations, mobile Smart Stores for flexibility and broader accessibility, and innovative solutions that upgrade existing retail spaces and shopping centers into advanced Smart Shopping environments. With its forward-thinking strategy, VenHub is poised to transform the retail landscape, providing an efficient and accessible shopping experience that anticipates the future of commerce.

About Target Global Acquisition I Corp.

TGAA Acquisition I Corp. is a blank check company incorporated as a Cayman Island exempted company and formed for the purpose of effecting a merger, share, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. TGAA’s units, Class A ordinary shares and warrants trade on the Nasdaq under the ticker symbols “TGAAU,” “TGAA,” and “TGAAW” respectively.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. TGAA’s and VenHub’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, TGAA’s and VenHub’s expectations with respect to future performance and anticipated financial impacts of the Proposed Business Combination, the satisfaction of the closing conditions to the Proposed Business Combination and the timing of the completion of the Proposed Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside TGAA’s and VenHub’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement, (2) the outcome of any legal proceedings that may be instituted against TGAA and VenHub following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the Proposed Business Combination, including due to failure to obtain approval of the shareholders of TGAA or other conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the Proposed Business Combination to fail to close; (5) the amount of redemption requests made by TGAA’s shareholders; (6) the inability to obtain or maintain the listing of the post-business combination company’s common stock on the Nasdaq Stock Market LLC following the Proposed Business Combination; (7) the risk that the Proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Proposed Business Combination; (8) the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that VenHub or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the Proposed Business Combination, including those under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” which will be set forth in a Registration Statement on Form S-4 (the “Registration Statement”) to be filed by TGAA and the Company and in TGAA’s other filings with the SEC. Some of these risks and uncertainties may be amplified by future events and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. TGAA cautions that the foregoing list of factors is not exclusive. TGAA cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date they are made. TGAA does not undertake or accept any obligation or undertaking to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

This press release relates to a proposed transaction between the Company and TGAA. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. TGAA and the Company intend to file a registration statement on Form S-4 that will include a proxy statement/prospectus of TGAA. The proxy statement/prospectus will be sent to all TGAA shareholders. TGAA also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of TGAA are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement and all other relevant documents filed or that will be filed with the SEC by TGAA through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by TGAA may be obtained free of charge from TGAA’s website at https://tgacquisition1.com/ or by written request to TGAA at: Target Global Acquisition I Corp., PO Box 10176, Governor’s Square 23, Lime Tree Bay Avenue, Grand Cayman KY1-1102, Cayman Islands.

Participants in the Solicitation

TGAA and the Company and their respective directors and officers may be deemed to be participants in the solicitation of proxies from TGAA’s shareholders in connection with the proposed transaction. Information about TGAA’s directors and executive officers and their ownership of TGAA’s securities is set forth in TGAA’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of TGAA, VenHub or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. The contents of this press release have not been reviewed by any regulatory authority in any jurisdiction.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investor Relations Contact

IR@VenHub.com

855-585-4999